                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                    May 5, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                      LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



       Colorado                   0-17436                 84-1034868
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118
       ------------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code




                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     During 1997, Saint Andrews Golf Corporation ("Saint Andrews"), a majority-owned subsidiary of Las Vegas Discount Golf & Tennis, Inc. (the "Company"), and Callaway Golf Company ("Callaway") formed All-American Golf, LLC (the "LLC"), to construct, manage and operate the "Callaway Golf Center", a premier golf facility at the site of Saint Andrews' All-American SportPark. Saint Andrews contributed the value of expenses incurred relating to the design and construction of the golf center plus cash in the combined amount of $3 million for 80% of the membership units. Callaway contributed equity capital of $750,000 for the remaining 20% of the membership units and loaned the LLC $5.25 million (the "Callaway loan"). The Callaway loan bore interest at a rate of 10% per annum with monthly interest payments commencing 60 days after the opening of the golf center on October 1, 1997.

     On May 5, 1998, Saint Andrews sold its 80% interest in All-American Golf to Callaway in exchange for $1.5 million in cash and the cancellation of a $3 million collateralized note evidencing amounts loaned to Saint Andrews in March and April 1998 by Callaway, and related accrued interest thereon. Of the consideration, $500,000 was withheld by Callaway until it had secured all rights necessary to operate the Callaway Golf Center of which all was collected by September 30, 1998. In connection with the sale of its membership units, Saint Andrews resigned as manager of the LLC and agreed not to compete with the Callaway Golf Center in Clark County, Nevada for a period of two years. The agreement also provides for a buy back option which enables Saint Andrews to repurchase its 80% equity ownership for a period of 2 years on essentially the same financial terms that it sold its interest to the Callaway Golf Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

     Unaudited Pro Forma Financial Statements ................... F-1

     Unaudited Pro Forma Condensed Consolidated
     Balance Sheet as of March 31, 1998 ......................... F-2

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Year Ended December 31, 1997 ......... F-3

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Three Months Ended March 31, 1998 .... F-4

     Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Statements ....................................... F-5

     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                      LOCATION
-------    -----------                      --------

10.1       Membership Interest Purchase     Incorporated by reference to
           Agreement dated May 5, 1998,     Exhibit 10.27 to Saint Andrews
           by and among Callaway Golf       Golf Corporation's Report on
           Company, CGV, Inc., Saint        Form 10-QSB for the quarter
           Andrews Golf Corporation,        ended September 30, 1998 (SEC
           et al.                           File No. 0-24970)

                                      2
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
10.2       Option Agreement dated May 5,    Incorporated by reference to
           1998, between CVG, Inc. and      Exhibit 10.28 to Saint Andrews
           Saint Andrews Golf Corporation   Golf Corporation's Report on
                                            Form 10-QSB for the quarter
                                            ended September 30, 1998 (SEC
                                            File No. 0-24970)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   LAS VEGAS DISCOUNT GOLF & TENNIS, INC.



Dated: January 20, 1999            By:/s/ Vaso Boreta
                                      Vaso Boreta, President

                   LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma financial data are not necessarily indicative of the Company's results of operations that might have occurred had the transaction been completed as of the dates specified, and do not purport to represent what the Company's consolidated results of operations might be for any future period.

The unaudited pro forma condensed consolidated financial statements are based on assumptions the Company believes are reasonable, factually supportable and directly attributable to Saint Andrews' sale of its interest in All-American Golf. Such unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the audited Consolidated Financial Statements of the Company and the related notes thereto which are included in the Company's Annual Report on form 10-KSB for its year ended December 31, 1997, and the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 1998.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31,1998, reflects the historical consolidated balance sheet of the Company adjusted to give effect to the sale of Saint Andrews' interest in All-American Golf to Callaway as if the disposition had occurred on March 31, 1998.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1997, and for the Three Months Ended March 31, 1998, reflect the historical consolidated statements of operations of the Company adjusted to give effect to the sale of Saint Andrews' interest in All-American Golf to Callaway as if the disposition had occurred on October 1, 1997, the inception date of operations of All-American Golf.

          LAS VEGAS DISCOUNT GOLF & TENNIS, INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998


                                Historical                       Pro Forma
                                 March 31,                        March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)
     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents     $   285,000   $ 2,589,000 (A)    $ 2,750,000
                                                 (124,000)(B)
  Accounts receivable               252,000       500,000 (C)        707,000
                                                  (45,000)(B)
  Inventories                       536,000          -               536,000
  Due from affiliated store         138,000       (47,000)(B)         91,000
  Due from officer                    3,000          -                 3,000
  Prepaid expenses and other         44,000       (12,000)(B)         32,000
  Preopening costs, net              77,000       (77,000)(B)           -
                                -----------   ------------       -----------
    Total current assets          1,335,000      2,784,000         4,119,000

Leasehold improvements and
 equipment, net                  10,014,000     (9,705,000)(B)       309,000

Project development costs        13,468,000           -           13,468,000

Other long-term receivables         209,000           -              209,000

Deposit for land lease              396,000           -              396,000

Other assets                         73,000           -               73,000
                                -----------   ------------       -----------
                                $25,495,000   $ (6,921,000)      $18,574,000
                                ===========   ============       ===========



















See accompanying notes to unaudited pro forma condensed consolidated financial statements.

          LAS VEGAS DISCOUNT GOLF & TENNIS, INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998

                                Historical                       Pro Forma
                                 March 31,                        March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)

    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of notes
   payable                      $ 5,351,000   $ (1,433,000)(D)   $ 3,918,000
  Current portion of
   obligations under capital
   leases                            77,000        (31,000)(B)        46,000
  Accounts payable and
   accrued expenses               4,384,000       (936,000)(B)     3,448,000
  Due to affiliated store           417,000        (40,000)(B)       377,000
                                -----------   ------------       -----------
    Total current liabilities    10,229,000     (2,440,000)        7,789,000
                                -----------   ------------       -----------
Note payable to shareholder         400,000           -              400,000
                                -----------   ------------       -----------
Note payable                      5,250,000     (5,250,000)(B)          -
                                -----------   ------------       -----------
Obligation under capital
 leases, net of current
 portion                            192,000       (192,000)(B)          -
                                -----------   ------------       -----------
Deferred income                     570,000           -              570,000
                                -----------   ------------       -----------
Deferred tax liability              743,000           -              743,000
                                -----------   ------------       -----------
Preferred stock of subsidiary     5,000,000           -            5,000,000
                                -----------   ------------       -----------
Minority interest                 1,375,000       (595,000)(E)     1,299,000
                                                   519,000 (F)
                                -----------   ------------       -----------
    Total minority interest       1,375,000        (76,000)        1,299,000
                                -----------   ------------       -----------

SHAREHOLDERS' EQUITY:
  Convertible preferred stock,
   Series A, no par value;
   5,000,000 shares authorized;
   no shares issued and
   outstanding                         -              -                 -
  Common stock, no par value;
   15,000,000 shares authorized;
   5,831,807 shares issued and
   outstanding                    3,876,000           -            3,876,000
  Accumulated deficit            (2,140,000)     1,037,000 (F)    (1,103,000)
                                -----------   ------------       -----------
    Total shareholders' equity    1,736,000      1,037,000         2,773,000
                                -----------   ------------       -----------
                                $25,495,000   $ (6,921,000)      $18,574,000
                                ===========   ============       ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

         LAS VEGAS DISCOUNT GOLF & TENNIS, INC. AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997

                                Historical                       Pro Forma
                                Year Ended                       Year Ended
                                December 31,                     December 31,
                                   1997       Adjustments           1997
                                -----------   ------------       -----------
                                                                 (Unaudited)
REVENUE:
  Net merchandise sales         $ 4,678,000   $       -          $ 4,678,000
  Callaway Golf Center              322,000       (322,000)(B)          -
  Other                             153,000           -              153,000
                                -----------   ------------       -----------
    Total revenue                 5,153,000       (322,000)        4,831,000
                                -----------   ------------       -----------
COST OF REVENUE:
  Retail                          3,565,000           -            3,565,000
  Callaway Golf Center              570,000       (570,000)(B)          -
                                -----------   ------------       -----------
    Total cost of revenue         4,135,000       (570,000)        3,565,000
                                -----------   ------------       -----------
      Gross profit                1,018,000        248,000         1,266,000

OPERATING EXPENSES:
  Selling, general and
   administrative                 2,264,000           -            2,264,000
  Depreciation and amortization     170,000       (130,000)(B)        40,000
  SportPark development costs       255,000           -              255,000
  Preopening expenses               603,000           -              603,000
                                -----------   ------------       -----------
      Operating loss             (2,274,000)       378,000        (1,896,000)

Interest income (expense), net      106,000        122,000 (B)       228,000
                                -----------   ------------       -----------
Loss from continuing operations
 before income taxes and
 minority interest               (2,168,000)       500,000        (1,668,000)
Provision for income taxes             -              -                 -
                                -----------   ------------       -----------
Loss from continuing opera-
 tions before minority
 interest                        (2,168,000)       500,000        (1,668,000)
Minority interest                   (74,000)      (233,000)(E)      (307,000)
                                -----------   ------------       -----------
LOSS FROM CONTINUING
 OPERATIONS                      (2,242,000)       267,000        (1,975,000)
                                -----------   ------------       -----------
DISCONTINUED OPERATIONS:
  Loss from disposed franchise
   business operations              (39,000)          -              (39,000)
  Gain on disposal of franchise
   operations, net of applicable
   income taxes of $575,000       2,926,000           -            2,926,000
                                 -----------   ------------       -----------
     Income from discontinued
     operations                   2,887,000           -            2,887,000
                                -----------   ------------       -----------
      Net Income                $   645,000   $    267,000       $   912,000
                                ===========   ============       ===========
INCOME (LOSS) PER COMMON SHARE
 - Basic and Diluted:
   Loss from continuing
    operations                  $     (0.40)  $       0.05       $     (0.35)
   Income from discontinued
    operations                         0.52           -                 0.52
                                -----------   ------------       -----------
                                $      0.12   $       0.05       $      0.17
                                ===========   ============       ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                                     F-4

           LAS VEGAS DISCOUNT GOLF & TENNIS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                 Historical                       Pro Forma
                                Three Months                     Three Months
                                   Ended                            Ended
                                  March 31,                       March 31,
                                   1998       Adjustments           1998
                                -----------   ------------       -----------
                                (Unaudited)                      (Unaudited)
REVENUE:
  Net merchandise sales         $   751,000   $       -          $   751,000
  Callaway Golf Center              502,000       (502,000)(B)          -
  Other                              37,000           -               37,000
                                -----------   ------------       -----------
    Total revenue                 1,290,000       (502,000)          788,000
                                -----------   ------------       -----------

COST OF REVENUE:
  Retail                            582,000           -              582,000
  Callaway Golf Center              503,000       (503,000)(B)          -
                                -----------   ------------       -----------
    Total cost of revenue         1,085,000       (503,000)          582,000
                                -----------   ------------       -----------

    Gross profit                    205,000          1,000           206,000

OPERATING EXPENSES:
  Selling, general and
   administrative                   826,000           -              826,000
  Depreciation and amortization     117,000       (113,000)(B)         4,000
  Preopening expenses                23,000        (23,000)(B)          -
                                -----------   ------------       -----------
    Operating loss                 (761,000)       137,000          (624,000)

Interest income (expense), net     (135,000)       135,000 (B)          -
                                -----------   ------------       -----------
Loss from continuing opera-
 tions before income taxes and
 minority interest                 (896,000)       272,000          (624,000)

Provision for income taxes             -              -                 -
                                -----------   ------------       -----------
Loss from continuing opera-
 tions before minority
 interest                          (896,000)       272,000          (624,000)

Minority interest                   250,000       (127,000)(E)       123,000
                                -----------   ------------       -----------
      Net loss                  $  (646,000)  $    145,000       $  (501,000)
                                ===========   ============       ===========

NET LOSS PER COMMON SHARE
 - Basic and Diluted:           $     (0.11)  $       0.02       $     (0.09)
                                ===========   ============       ===========



See accompanying notes to unaudited pro forma condensed consolidated financial statements.

            LAS VEGAS DISCOUNT GOLF & TENNIS, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS


(A) To reflect cash proceeds from Saint Andrews' sale of interest in All-American Golf LLC.

(B) To reflect removal of assets, liabilities and operating results of All-American Golf LLC.

(C) To reflect proceeds withheld from sale of Saint Andrews' interest in All-American Golf LLC until all rights secured by Callaway Golf Company.

(D) To reflect forgiveness of draws outstanding under note to Callaway Golf Company as of March 31, 1998.

(E) To reflect removal of Callaway Golf Company minority interest in All-American Golf LLC.

(F) To reflect the Company's share of Saint Andrews' gain on sale of interest in All-American Golf LLC.





























                                     F-6